Vessels, Net (Details Narrative) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Vessel impairment charge		$ 2,282
Vessel held-for-sale	13,190
Loss on vessel held-for-sale	(2,756)
Vessels cost ballast water treatment system installation (BWTS)	625
Paid amount of ballast water treatment system installation (BWTS)	569
Accrued and remains unpaid amount of ballast water treatment system installation (BWTS)	$ 56
Sale of Vessel Pyxis Delta [Member]
Net proceeds from sale of vessel	The total net proceeds from the sale of the vessel were approximately $13.2 million, $5.7 million out of which was used for the prepayment of Pyxis Delta and Pyxis Theta loan facility and $7.5 million for the repayment of the Company's liabilities to its related party (Maritime) and for the repayment of obligations to its trade creditors.
Vessels [Member]
Vessel impairment charge		$ 2,282